UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2017

Central Index Key Number of the issuing entity: 0001718322

BANK 2017-BNK8

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001577313

National Cooperative Bank, N.A.

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-206582-12	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 761 4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed on November 15,2017, with respect to BANK 2017-BNK8. The purpose of this amendment is to file an executed version of the agreement filed as Exhibit 4.1 to the Form 8-K. No other changes have been made to the Form 8-K other than the change described above.

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Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

1.1	Underwriting Agreement, dated as of October 27, 2017, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC. (Filed as Exhibit 1.1 to the Form 8-K and incorporated by reference herein.)
4.1	Pooling and Servicing Agreement, dated as of November 1, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated November 15, 2017. (Filed as Exhibit 5.1 to the Form 8-K and incorporated by reference herein.)
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated November 15, 2017 (included as part of Exhibit 5.1 and incorporated by reference herein).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1 and incorporated by reference herein).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated October 30, 2017. (Filed as Exhibit 36.1 to the Form 8-K and incorporated by reference herein.)
99.1	Mortgage Loan Purchase Agreement, dated as of October 27, 2017, between Morgan Stanley Capital I Inc. and Bank of America, National Association. (Filed as Exhibit 99.1 to the Form 8-K and incorporated by reference herein.)
99.2	Mortgage Loan Purchase Agreement, dated as of October 27, 2017, between Morgan Stanley Capital I Inc. and Wells Fargo Bank, National Association. (Filed as Exhibit 99.2 to the Form 8-K and incorporated by reference herein.)
99.3	Mortgage Loan Purchase Agreement, dated as of October 27, 2017, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC. (Filed as Exhibit 99.3 to the Form 8-K and incorporated by reference herein.)
99.4	Mortgage Loan Purchase Agreement, dated as of October 27, 2017, between Morgan Stanley Capital I Inc. and National Cooperative Bank, N.A. (Filed as Exhibit 99.4 to the Form 8-K and incorporated by reference herein.)
99.5	Pooling and Servicing Agreement, dated as of September 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB Master Servicer and as NCB Special Servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. (Filed as Exhibit 99.5 to the Form 8-K and incorporated by reference herein.)
99.6	Trust and Servicing Agreement, dated as of August 9, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian and Wilmington Trust, National Association, as trustee. (Filed as Exhibit 99.6 to the Form 8-K and incorporated by reference herein.)
99.7	Trust and Servicing Agreement, dated as of August 9, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor. (Filed as Exhibit 99.7 to the Form 8-K and incorporated by reference herein.)

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99.8	Pooling and Servicing Agreement, dated as of September 1, 2017, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee. (Filed as Exhibit 99.8 to the Form 8-K and incorporated by reference herein.)
99.9	Agreement Between Note Holders, dated as of September 29, 2017, by and between Bank of America, N.A., as initial note A-1-1 holder, initial note A-1-2 holder and initial note A-1-3 holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as initial note A-2-1 holder, initial note A-2-2 holder, initial note A-2-3 holder, initial note A-2-4 holder, initial note A-2-5 holder and initial note A-2-6 holder, and KeyBank National Association, as initial note A-3 holder, relating to the Griffin Portfolio Whole Loan. (Filed as Exhibit 99.9 to the Form 8-K and incorporated by reference herein.)
99.10	Agreement Between Note Holders, dated as of October 13, 2017, by and between Bank of America, N.A., as initial note A-1 holder, and Bank of America, N.A., as initial note A-2 holder, relating to Park Square Whole Loan. (Filed as Exhibit 99.10 to the Form 8-K and incorporated by reference herein.)
99.11	Agreement Between Note Holders, dated as of August 30, 2017, by and between Bank of America, N.A., as initial note A-1 holder, Bank of America, N.A., as initial note A-2 holder, and Bank of America, N.A., as initial note A-3 holder, relating to the 222 Second Street Whole Loan. (Filed as Exhibit 99.11 to the Form 8-K and incorporated by reference herein.)
99.12	Agreement Between Note Holders, dated as of August 9, 2017, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder and initial note B-1 holder, Deutsche Bank AG, acting through its New York Branch, as initial note A- 2 holder and initial B-2 holder, and Wells Fargo Bank, National Association, as initial note A-3 holder and initial note B-3 holder, relating to the Colorado Center Whole Loan. (Filed as Exhibit 99.12 to the Form 8-K and incorporated by reference herein.)
99.13	Agreement Between Note Holders, dated as of August 23, 2017, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder and initial note B-1 holder, and Société Générale, as initial note A-2 holder and initial note B-2 holder, relating to the 237 Park Avenue Whole Loan. (Filed as Exhibit 99.13 to the Form 8-K and incorporated by reference herein.)
99.14	Agreement Between Note Holders, dated as of November 2, 2017, by and between Morgan Stanley Bank, N.A., as initial note A-1-1 holder and initial note A-1-2 holder, and Barclays Bank PLC, as initial note A-2 holder, relating to US Industrial Portfolio III Whole Loan. (Filed as Exhibit 99.14 to the Form 8-K and incorporated by reference herein.)
99.15	Co-Lender Agreement, dated as of September 19, 2017, by and between Citi Real Estate Funding Inc., as initial note A-1 holder and initial note A-2 holder, and Wells Fargo Bank, National Association, as initial note A-3 holder and initial note A-4 holder, relating to the Pleasant Prairie Premium Outlets Whole Loan. (Filed as Exhibit 99.15 to the Form 8-K and incorporated by reference herein.)
99.16	Co-Lender Agreement, dated as of November 15, 2017, by and among Goldman Sachs Mortgage Company, as initial note A-1 holder, Wells Fargo Bank, National Association, as initial note A-2 holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as initial note A-3(A) holder and initial note A-3(B) holder, relating to the Cabela’s Industrial Portfolio Whole Loan. (Filed as Exhibit 99.16 to the Form 8-K and incorporated by reference herein.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

	By:	/s/ Jane Lam
Name: Jane Lam
Title: Vice President
Dated: January 25, 2018

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Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of October 27, 2017, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC. (Filed as Exhibit 1.1 to the Form 8-K and incorporated by reference herein.)
4.1	Pooling and Servicing Agreement, dated as of November 1, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated November 15, 2017. (Filed as Exhibit 5.1 to the Form 8-K and incorporated by reference herein.)
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated November 15, 2017 (included as part of Exhibit 5.1 and incorporated by reference herein).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1 and incorporated by reference herein).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated October 30, 2017. (Filed as Exhibit 36.1 to the Form 8-K and incorporated by reference herein.)
99.1	Mortgage Loan Purchase Agreement, dated as of October 27, 2017, between Morgan Stanley Capital I Inc. and Bank of America, National Association. (Filed as Exhibit 99.1 to the Form 8-K and incorporated by reference herein.)
99.2	Mortgage Loan Purchase Agreement, dated as of October 27, 2017, between Morgan Stanley Capital I Inc. and Wells Fargo Bank, National Association. (Filed as Exhibit 99.2 to the Form 8-K and incorporated by reference herein.)
99.3	Mortgage Loan Purchase Agreement, dated as of October 27, 2017, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC. (Filed as Exhibit 99.3 to the Form 8-K and incorporated by reference herein.)
99.4	Mortgage Loan Purchase Agreement, dated as of October 27, 2017, between Morgan Stanley Capital I Inc. and National Cooperative Bank, N.A. (Filed as Exhibit 99.4 to the Form 8-K and incorporated by reference herein.)
99.5	Pooling and Servicing Agreement, dated as of September 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB Master Servicer and as NCB Special Servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. (Filed as Exhibit 99.5 to the Form 8-K and incorporated by reference herein.)
99.6	Trust and Servicing Agreement, dated as of August 9, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian and Wilmington Trust, National Association, as trustee. (Filed as Exhibit 99.6 to the Form 8-K and incorporated by reference herein.)
99.7	Trust and Servicing Agreement, dated as of August 9, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor. (Filed as Exhibit 99.7 to the Form 8-K and incorporated by reference herein.)

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99.8	Pooling and Servicing Agreement, dated as of September 1, 2017, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee. (Filed as Exhibit 99.8 to the Form 8-K and incorporated by reference herein.)
99.9	Agreement Between Note Holders, dated as of September 29, 2017, by and between Bank of America, N.A., as initial note A-1-1 holder, initial note A-1-2 holder and initial note A-1-3 holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as initial note A-2-1 holder, initial note A-2-2 holder, initial note A-2-3 holder, initial note A-2-4 holder, initial note A-2-5 holder and initial note A-2-6 holder, and KeyBank National Association, as initial note A-3 holder, relating to the Griffin Portfolio Whole Loan. (Filed as Exhibit 99.9 to the Form 8-K and incorporated by reference herein.)
99.10	Agreement Between Note Holders, dated as of October 13, 2017, by and between Bank of America, N.A., as initial note A-1 holder, and Bank of America, N.A., as initial note A-2 holder, relating to Park Square Whole Loan. (Filed as Exhibit 99.10 to the Form 8-K and incorporated by reference herein.)
99.11	Agreement Between Note Holders, dated as of August 30, 2017, by and between Bank of America, N.A., as initial note A-1 holder, Bank of America, N.A., as initial note A-2 holder, and Bank of America, N.A., as initial note A-3 holder, relating to the 222 Second Street Whole Loan. (Filed as Exhibit 99.11 to the Form 8-K and incorporated by reference herein.)
99.12	Agreement Between Note Holders, dated as of August 9, 2017, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder and initial note B-1 holder, Deutsche Bank AG, acting through its New York Branch, as initial note A- 2 holder and initial B-2 holder, and Wells Fargo Bank, National Association, as initial note A-3 holder and initial note B-3 holder, relating to the Colorado Center Whole Loan. (Filed as Exhibit 99.12 to the Form 8-K and incorporated by reference herein.)
99.13	Agreement Between Note Holders, dated as of August 23, 2017, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder and initial note B-1 holder, and Société Générale, as initial note A-2 holder and initial note B-2 holder, relating to the 237 Park Avenue Whole Loan. (Filed as Exhibit 99.13 to the Form 8-K and incorporated by reference herein.)
99.14	Agreement Between Note Holders, dated as of November 2, 2017, by and between Morgan Stanley Bank, N.A., as initial note A-1-1 holder and initial note A-1-2 holder, and Barclays Bank PLC, as initial note A-2 holder, relating to US Industrial Portfolio III Whole Loan. (Filed as Exhibit 99.14 to the Form 8-K and incorporated by reference herein.)
99.15	Co-Lender Agreement, dated as of September 19, 2017, by and between Citi Real Estate Funding Inc., as initial note A-1 holder and initial note A-2 holder, and Wells Fargo Bank, National Association, as initial note A-3 holder and initial note A-4 holder, relating to the Pleasant Prairie Premium Outlets Whole Loan. (Filed as Exhibit 99.15 to the Form 8-K and incorporated by reference herein.)
99.16	Co-Lender Agreement, dated as of November 15, 2017, by and between Goldman Sachs Mortgage Company, as initial note A-1 holder, Wells Fargo Bank, National Association, as initial note A-2 holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as initial note A-3(A) holder and initial note A-3(B) holder, relating to the Cabela’s Industrial Portfolio Whole Loan. (Filed as Exhibit 99.16 to the Form 8-K and incorporated by reference herein.)

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